UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2005

Summus, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 Fayetteville Street Suite 600 Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e -4(c))

Item 8.01.    Other Events.

Summus, Inc. issued a press release On May 10, 2005 in which it announced its 2005 first quarter results.

Item 9.01.    Financial Statements and Other Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 10, 2005

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMUS, INC.

By:	/s/ Donald T. Locke
Donald T. Locke Chief Financial Officer
Date: May 11, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 10, 2005